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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 21, 2000



                               POET HOLDINGS, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                    333-87267                 94-3221778
-------------------------------   ------------------------   -------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                            999 BAKER WAY, SUITE 100
                           SAN MATEO, CALIFORNIA 94404



          -------------------------------------------------------------
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:


                                 (650) 286-4640


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

        POET Holdings, Inc. filed a required ad hoc notice with the Frankfurt Stock Exchange on February 21, 2000, which is incorporated by reference and filed as Exhibit 99.1 hereto.

        POET Holdings, Inc. distributed copies of a slide presentation to analysts at a conference in Germany on February 21, 2000, which is incorporated by reference and filed as Exhibit 99.2 hereto.

        POET Holdings, Inc. issued a press release on February 22, 2000, announcing fourth quarter revenues, which is incorporated by reference and filed as Exhibit 99.3 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits.


                99.1 Text of ad hoc notice filed with the Frankfurt Stock
                     Exchange dated February 21, 2000.

                99.2 Text of slide presentation distributed at Analyst
                     Conference on February 21, 2000.

                99.3 Text of press release dated February 22, 2000.


                                      -2-
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        POET HOLDINGS, INC.
                                        a Delaware corporation


Dated: February 29, 2000                By: /s/ Dirk Bartels
                                           ---------------------------------
                                           Dirk Bartels
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
    99.1          Text of ad hoc notice filed with the Frankfurt Stock Exchange dated February 21, 2000.

    99.2 Text of slide presentation distributed at Analyst Conference on February 21, 2000.

    99.3          Text of press release dated February 22, 2000.